                                 SCHEDULE 14A
                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

  Filed by the Registrant  [X]
  Filed by a party other than the Registrant

  Check the appropriate box:  [ ]

  Preliminary proxy statement

  Definitive proxy statement    [ ]
  Confidential, for use of the Commission only as permitted by Rule 14a-6(e)(2)

  Definitive Additional Materials    [X]
  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             Coldwater Creek Inc.
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               (Name of Registrant as Specified in Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

  [X]  No fee required.
  [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  1)   Title of each class of securities to which transaction applies:

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  2)  Aggregate number of securities to which transaction applies:

  ------------------------------------------------------------------------------

  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

  ------------------------------------------------------------------------------

  4)  Proposed maximum aggregate value of transaction:

  ------------------------------------------------------------------------------

  5)  Total fee paid:
                     -----------------------------------------------------------

  [ ] Fee previously paid with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

  1)  Amount previously paid:
                             --------------------------------------------------
  2)  Form, Schedule or Registration Statement No.:
                                                   ----------------------------
  3)  Filing party:
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  4)  Date filed:
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

                           [LOGO OF COLDWATER CREEK]

              NOTICE OF RECONVENED ANNUAL MEETING OF STOCKHOLDERS

                           To Be Held July 31, 2000

To our Stockholders:

  The Annual Meeting of Stockholders of COLDWATER CREEK INC. (the "Company"), called pursuant to the requirements of the Delaware General Corporation Law, was convened on Saturday, July 15, 2000 at 1:00 p.m. Pacific Daylight Savings Time at the Company's corporate headquarters in Sandpoint, Idaho, and was adjourned until Monday, July 31, 2000 at 1:00 p.m. Pacific Daylight Savings Time to permit dissemination of supplemental proxy materials to the Company's stockholders (the "Supplemental Proxy Statement"). As announced at the July 15 session of the Annual Meeting, the reconvened Annual Meeting session will be at the Company's corporate headquarters in Sandpoint, Idaho solely for the following purposes:

  1. To approve an amendment to the Company's amended and restated certificate of incorporation to increase the number of shares of Common Stock authorized for issuance thereunder by an additional 45,000,000 shares to a total of 60,000,000 shares of Common Stock; and

  2. To act upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

  These matters are more fully described in the Supplemental Proxy Statement accompanying this Notice.

  The Board of Directors has fixed the close of business on May 26, 2000 as the record date for determining those stockholders who will be entitled to vote at the Annual Meeting. The record date for the Annual Meeting will remain the record date for the reconvened Annual Meeting session. The stock transfer books will not be closed between the record date and the date of the meeting.

  Representation of at least a majority of the shares of Common Stock of Coldwater Creek Inc. entitled to vote, whether present in person or represented by proxy, is required to constitute a quorum. A quorum was established when the meeting was originally convened on July 15, 2000. It is important that your shares be represented at the reconvened Annual Meeting session. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED SUPPLEMENTAL PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. Your supplemental proxy may be revoked at any time prior to the time it is voted.

  Please read this supplemental proxy material carefully. Your vote is important and the Company appreciates your cooperation in considering and acting on the matters presented.

                                                  Very truly yours,

                                                  Dennis C. Pence

                                                  /s/ Dennis C. Pence

                                                  Chairman of the Board of
                                                  Directors,
                                                  President, Chief Executive
                                                  Officer
                                                  and Secretary

Sandpoint, Idaho
July 21, 2000

              ONE COLDWATER CREEK DRIVE . SANDPOINT, IDAHO 83864

       Stockholders Should Read the Entire Supplemental Proxy Statement
                  Carefully Prior to Returning Their Proxies

                         SUPPLEMENTAL PROXY STATEMENT
                              FOR THE RECONVENED
                       ANNUAL MEETING OF STOCKHOLDERS OF
                             COLDWATER CREEK INC.

                           To Be Held July 31, 2000

  The Annual Meeting of Stockholders of COLDWATER CREEK INC. ("Coldwater Creek" or the "Company"), called pursuant to the requirements of the Delaware General Corporation Law, was convened on Saturday, July 15, 2000 at 1:00 p.m. Pacific Daylight Savings Time, and was adjourned until Monday, July 31, 2000 at 1:00 p.m. Pacific Daylight Savings Time at the Company's corporate headquarters in Sandpoint, Idaho to permit dissemination of supplemental proxy materials to the Company's stockholders (the "Supplemental Proxy Statement").

  This Supplemental Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Coldwater Creek of proxies to be voted at the reconvened session of the Annual Meeting of Stockholders which will be held at 1:00 p.m. Pacific Daylight Savings Time on July 31, 2000 at the Company's corporate headquarters in Sandpoint, Idaho 83864 or at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Reconvened Annual Meeting of Stockholders. This Supplemental Proxy Statement and the Supplemental Proxy Card were first mailed to stockholders on or about July 21, 2000. THIS SUPPLEMENTAL PROXY STATEMENT AND ACCOMPANYING PINK PROXY CARD (THE "SUPPLEMENTAL PROXY MATERIALS") AMEND AND MODIFY, AND SHOULD BE READ IN CONJUNCTION WITH, THE COMPANY'S PROXY STATEMENT DATED MAY 26, 2000 (THE "INITIAL PROXY STATEMENT") THAT WAS MAILED TO THE COMPANY'S SHAREHOLDERS ON OR ABOUT JUNE 1, 2000. The proposals described in the Initial Proxy Statement were approved and the nominees for director described in the Initial Proxy Statement were elected at the July 15, 2000 Annual Meeting session.

                        VOTING RIGHTS AND SOLICITATION

  The close of business on May 26, 2000 was the record date for stockholders entitled to notice of and to vote at the Annual Meeting. As of that date, 10,371,620 shares of the Company's common stock, $.01 par value per share (the "Common Stock"), were issued and outstanding. All of the shares of the Company's Common Stock outstanding on the record date are entitled to vote at the Annual Meeting, and stockholders of record entitled to vote at the Annual Meeting will have one (1) vote for each share so held on the matters to be voted upon.

  Shares of the Company's Common Stock represented by proxies in the accompanying form which are properly executed and returned to Coldwater Creek will be voted at the reconvened Annual Meeting of Stockholders in accordance with the stockholders' instructions contained therein. In the absence of contrary instructions, shares represented by such proxies will be voted FOR the increase in the number of authorized shares of common stock as described herein under "Proposal 1 Approval of Amendment of the Amended and Restated Certificate of Incorporation". Management does not know of any matters to be presented at this reconvened Annual Meeting other than those set forth in this Supplemental Proxy Statement and in the Notice accompanying this Supplemental Proxy Statement. If other matters should properly come before the meeting, the proxy holders will vote on such matters in accordance with their best judgment. Any stockholder has the right to revoke his or her proxy at any time before it is voted by (i) delivering to the Company at its principal executive office at One Coldwater Creek Drive, Sandpoint, Idaho 83864, Attention: Chief Financial Officer, a written notice of revocation or duly executed proxy bearing a later date, or (ii) attending the meeting and voting in person. Abstentions and broker non-votes will have the effect of votes against the amendment of the Amended and Restated Certificate of Incorporation. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

  The entire cost of soliciting proxies will be borne by Coldwater Creek. Proxies will be solicited principally through the use of the mails, but, if deemed desirable, may be solicited personally or by telephone, telegraph or special letter by officers and regular Coldwater Creek employees for no additional compensation. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the Company's Common Stock, and such persons may be reimbursed for their expenses.

                                  PROPOSAL 1

                           APPROVAL OF AMENDMENT OF
             THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

  The present capital structure of the Company authorizes 15,000,000 shares of Common Stock and 1,000,000 shares of preferred stock each having a par value of $.01 per share. The Board of Directors believes this capital structure is inadequate for the present and future needs of the Company. Therefore, the Board of Directors has unanimously approved the amendment of the Company's Amended and Restated Certificate of Incorporation (the "Certificate") to increase the authorized number of shares of Common Stock from 15,000,000 shares to 60,000,000 shares. The Board believes this capital structure more appropriately reflects the present and future needs of the Company and recommends such amendment to the Company's stockholders for adoption. The undesignated preferred stock may be issued from time to time in one or more series with such rights, preferences and privileges as may be determined by the Board of Directors. On May 26, 2000, 10,371,620 shares of Common Stock were outstanding and no shares of preferred stock were outstanding.

Purpose of Authorizing Additional Common Stock

  Authorizing an additional 45,000,000 shares of Common Stock would give the Board of Directors the express authority, without further action of the stockholders, to issue such Common Stock from time to time as the Board of Directors deems necessary. The Board of Directors believes it is necessary to have the ability to issue such additional shares of Common Stock for general corporate purposes. Potential uses of the additional authorized shares may include acquisition transactions, equity financings, stock dividends or distributions, issuance of options without further action by the stockholders, unless such action was specifically required by applicable law or rules of any stock exchange on which the Company's securities may then be listed.

  The proposed increase in the authorized number of shares of Common Stock could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. In addition, an issuance of additional shares by the Company could have an effect on the potential realizable value of a stockholder's investment. In the absence of a proportionate increase in the Company's earnings and book value, an increase in the aggregate number of outstanding shares of the Company caused by the issuance of the additional shares would dilute the earnings per share and book value per share of all outstanding shares of the Company's Common Stock. If such factors were reflected in the price per share of Common Stock, the potential realizable value of a stockholder's investment could be adversely affected. The Common Stock carries no preemptive rights to purchase additional shares.

  The proposed amendment of the Company's Amended and Restated Certificate of Incorporation was approved by unanimous written consent of the directors of the Company in July 2000.

Stockholder Approval

  The affirmative vote of a majority of the Company's outstanding voting shares is required for approval of the amendment of the Company's Certificate authorizing 45,000,000 additional shares of Common Stock.

Recommendation of the Board of Directors

  The Board of Directors recommends a vote FOR the amendment of the Company's Certificate authorizing 45,000,000 additional shares of Common Stock.

                                 OTHER MATTERS

  Management does not know of any matters to be presented at this reconvened Annual Meeting session other than those set forth herein and in the Notice accompanying this Supplemental Proxy Statement. If any other matters properly come before the reconvened Annual Meeting session, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Board of Directors may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy.

  It is important that your shares be represented at the meeting, regardless of the number of shares which you hold. YOU ARE, THEREFORE, URGED TO EXECUTE PROMPTLY AND RETURN THE ACCOMPANYING SUPPLEMENTAL PROXY IN THE ENVELOPE WHICH HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. Stockholders who are present at the meeting may revoke their proxies and vote in person or, if they prefer, may abstain from voting in person and allow their proxies to be voted.

                                          By Order of the Board of Directors,

                                          /s/ Dennis C. Pence

                                          Dennis C. Pence
                                          Secretary

July 21, 2000
Sandpoint, Idaho

                             COLDWATER CREEK INC.

                             PROXY FOR RECONVENED
                        ANNUAL MEETING OF STOCKHOLDERS
                                 JULY 31, 2000

   THIS SUPPLEMENTAL PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned acknowledges receipt of the Notice of the Reconvened Annual Meeting of Stockholders to be held on July 31, 2000 and the Supplemental Proxy Statement and appoints Dennis C. Pence and Donald Robson, and each or either of them, as Proxies of the undersigned, with full power of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of Common Stock of Coldwater Creek Inc.(the "Company") which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Reconvened Annual Meeting of Stockholders of the Company to be held July 31, 2000 at 1:00 p.m. local time and at any adjournment or postponement thereof.


         (Continued and to be marked, dated and signed on other side)

The Board of Directors recommends a vote FOR proposal No. 1. This Supplemental Proxy, when properly executed, will be voted as specified hereon. This Supplemental Proxy will be voted FOR proposal No. 1 if no specification is made.

1. To approve the amendment of the Amended and Restated Certificate of Incorporation

                   FOR ____     AGAINST ____    ABSTAIN ____


                                       Please sign exactly as your name(s) is
                                       (are) shown on the share certificate to
                                       which the Proxy applies. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature:                                                Date:
          ----------------------------------------------       -----------------
         PLEASE COMPLETE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY
                           IN THE ENCLOSED ENVELOPE